UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 24, 2001

PULTE HOMES, INC
(Exact name of registrant as specified in its Chapter)

Michigan		38-2766606

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 49304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (248) 647-2750

(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
Press Release dated 7/24/01

Item 5. Other Events

      On July 24, 2001, Pulte Homes, Inc., a Michigan corporation (“Pulte”), announced its earnings for the second quarter ended June 30, 2001.

      On July 24, 2001, Pulte issued the press release attached hereto as Exhibit 99.1 announcing its earnings for the second quarter ended June 30, 2001. The information contained in the press release is incorporated herein by reference.

Item 7. Exhibits

      Exhibit 99.1 Press Release dated July 24, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date

July 26, 2001	By:	/s/	John R. Stoller

			Name:	John R. Stoller

			Title:	Senior Vice President,

General Counsel and

Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 24, 2001